SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT (this “Agreement”) is entered into as of this 13th day of November,  2013, by and between E-Factor Group Corp., a Nevada corporation (hereinafter referred to as “Pubco”), The E-Factor Corporation, a Delaware corporation (“Privco”) and the shareholders of Privco listed on Schedule A hereto (collectively, the “Privco Shareholders”).

WHEREAS, the Privco Shareholders collectively own approximately 30% of the issued and outstanding shares of Privco; and

WHEREAS, Pubco desires to acquire 100% of the issued and outstanding equity securities of Privco (the “Privco Shares”) held by the Privco Shareholders in exchange (the “Exchange”) for the issuance by Pubco to the Privco Shareholders of an aggregate of 39,080,906 newly issued shares of Pubco common stock, par value $0.001 per share (together with any securities into which such shares may be reclassified, the “Common Stock”) and the Privco Shareholders desire to exchange all Privco Shares for such shares of Common Stock on the terms described herein.

NOW THEREFORE, on the basis of the foregoing stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, and intending to be legally bound hereby, it is hereby agreed as follows:

ARTICLE I

REPRESENTATIONS, COVENANTS, AND

WARRANTIES OF PRIVCO

Privco hereby represents and warrants to Pubco as of the Closing Date (as defined below) as follows.

Section 1.01

Incorporation.  Privco is duly formed or organized, validly existing and in good standing under the laws of Delaware and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.

Section 1.02

No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of Privco’s charter or bylaws.

Section 1.03

Approval of Agreement.  The Board of Directors of Privco has authorized the execution and delivery of this Agreement by Privco and has approved this Agreement and the transactions contemplated hereby.

Section 1.04

Valid Obligation.  This Agreement and all agreements and other documents executed by Privco in connection herewith constitute the valid and binding obligation of Privco, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND

WARRANTIES OF PUBCO

Pubco hereby represents and warrants to Privco and the Privco Shareholders, as of the date hereof and as of the Closing Date, as follows.

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Section 2.01

Organization.  Pubco is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.

Section 2.02

No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated hereby will not result in the breach of any term or provision of Pubco’s charter or bylaws.

Section 2.03

Filings, Consents and Approvals.  Pubco is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other foreign, federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by Pubco of this Agreement or any document or instrument contemplated hereby or thereby.

Section 2.04

Valid Obligation.  This Agreement and all agreements and other documents executed by Pubco in connection herewith and therewith constitute the valid and binding obligation of Pubco, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF

THE PRIVCO SHAREHOLDERS

As an inducement to Pubco, each Privco Shareholder, severally but not jointly, hereby represents and warrants to Pubco as follows.

Section 3.01

Privco Shares.  Such Privco Shareholder is the record and beneficial owner, and has good title to, the Privco Shares appearing next to such Privco Shareholder’s name on Schedule A hereto.  Such Privco Shareholder has the right and authority to sell and deliver its Privco Shares, free and clear of all liens, claims, charges, encumbrances, pledges, mortgages, security interests, options, rights to acquire, proxies, voting trusts or similar agreements, restrictions on transfer or adverse claims of any nature whatsoever.  Upon delivery of any certificate or certificates duly assigned, representing the Privco Shares as herein contemplated and/or upon registering of Pubco as the new owner of the Privco Shares in the share register of Privco, Pubco will receive good title to the Privco Shares owned by such Privco Shareholder.

Section 3.02

Power and Authority. Such Privco Shareholder has the legal power, capacity and authority to execute and deliver this Agreement to consummate the transactions contemplated by this Agreement, and to perform his, her or its obligations under this Agreement.  This Agreement constitutes a legal, valid and binding obligation of such Privco Shareholder, enforceable against such Privco Shareholder in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

Section 3.03

No Conflicts.  The execution and delivery of this Agreement by such Privco Shareholder and the performance by such Privco Shareholder of its obligations hereunder in accordance with the terms hereof: (a) will not require the consent of any third party or governmental entity under any laws; (b) will not violate any laws applicable to such Privco Shareholder and (c) will not violate or breach any contractual obligation to which such Privco Shareholder is a party.

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Section 3.04

Purchase Entirely for Own Account.  The Exchange Shares (as defined in Section 4.01 herein) proposed to be acquired by such Privco Shareholder pursuant to the terms hereof will be acquired for investment for such Privco Shareholder’s own account, and not with a view to the resale or distribution of any part thereof.

Section 3.05

Acquisition of Exchange Shares for Investment.

(a)

Such Privco Shareholder is acquiring the Exchange Shares for investment purposes and for such Privco Shareholder’s own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Privco Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same.  Such Privco Shareholder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Exchange Shares.

(b)

Such Privco Shareholder represents and warrants that it: (i) can bear the economic risk of his respective investments, and (ii) possesses such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in Pubco and its securities.

(c)

Such Privco Shareholder is not a “U.S. Person” as defined in Rule 902(k) of Regulation S of the Securities Act (“Regulation S”) and understands that the Exchange Shares are not registered under the Securities Act and that the issuance thereof to such Privco Shareholder is intended to be exempt from registration under the Securities Act pursuant to Regulation S.  Such Privco Shareholder has no intention of becoming a U.S. Person.  At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, such Privco Shareholder was outside of the United States.

(d)

Such Privco Shareholder acknowledges that neither the SEC, nor the securities regulatory body of any state or other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

(e)

Such Privco Shareholder understands that the Exchange Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Exchange Shares or any available exemption from registration under the Securities Act, the Exchange Shares may have to be held indefinitely.

ARTICLE IV

PLAN OF EXCHANGE

Section 4.01

The Exchange.

(f)

On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 4.03), each Privco Shareholder shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, all of the Privco Shares owned by such Privco Shareholder to Pubco.

(g)

In consideration of the transfer of the Privco Shares to Pubco by the Privco Shareholders, Pubco shall issue to the Privco Shareholders an aggregate of [39,080,906] newly issued shares of Common Stock (the “Exchange Shares”), in the amounts set forth on Schedule A hereto.

(h)

At the Closing Date, each Privco Shareholder shall, on surrender of its certificate or certificates representing the Privco Shares owned by such Privco Shareholder to Pubco or its registrar or transfer agent, be entitled to receive the Exchange Shares.

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Section 4.02

Closing.  The closing of the transactions contemplated by this Agreement (the “Closing,” and the date of the Closing, the “Closing Date”) shall occur and shall be deemed to be effective upon execution of this Agreement by all the Parties.

Section 4.03

Closing Events.  At the Closing, Pubco, Privco and the Privco Shareholders shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

Section 4.04

Termination.  This Agreement may be terminated by the parties only in the event that the parties do not meet the conditions precedent set forth in Articles VI and VII.  If this Agreement is terminated pursuant to this section, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.

ARTICLE V

OTHER AGREEMENTS AND COVENANTS

Section 5.01

Legends.  Each Privco Shareholder acknowledges and agrees that each certificate representing the Exchange Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

Section 5.02

Third Party Consents and Certificates.  Pubco and the Privco Shareholder agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF PUBCO

The obligations of Pubco under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 6.01

Accuracy of Representations and Performance of Covenants.  The representations and warranties made by Privco and the Privco Shareholders in this Agreement were true

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when made and shall be true at the Closing Date.  Privco and the Privco Shareholders shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

Section 6.02

No Governmental Prohibition.  No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF

PRIVCO AND THE PRIVCO SHAREHOLDERS

The obligations of Privco and the Privco Shareholders under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 7.01

Accuracy of Representations and Performance of Covenants.  The representations and warranties made by Pubco in this Agreement were true when made and shall be true as of the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date.  Additionally, Pubco shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Pubco.

Section 7.02

No Governmental Prohibition.  No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section 7.03

Consents.  All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of Pubco after the Closing Date on the basis as presently operated shall have been obtained.

ARTICLE VIII

MISCELLANEOUS

Section 8.01

Governing Law; Venue.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

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EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.02

Notices.  All notices, requests, demands and other communications provided in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by facsimile (with receipt confirmed by the sender’s transmitting device) in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.

If to Pubco or Privco:

EFactor Group Corp.

605 Market Street, Suite 600

San Francisco, California 94105

If to the Privco Shareholders, to the address set forth on their respective signature pages.

Any such notice or communication shall be deemed to have been given: (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by facsimile and receipt is confirmed by printed receipt and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 8.03

Confidentiality.  Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.  In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

Section 8.04

Entire Agreement.  This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

Section 8.05

Survival; Termination.  The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years.

Section 8.06

Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

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Section 8.07

Amendment or Waiver.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

[Signature Page Follow]

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IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

EFACTOR GROUP CORPORATION

By: ______________________________
      Name:
       Title:

THE E-FACTOR GROUP

By: ______________________________
      Name:

       Title:

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STOCKHOLDER

Name:

Address:

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